WRL FREEDOM ACCESS®

WRL FREEDOM ATTAINER®

WRL FREEDOM BELLWETHER®

WRL FREEDOM CONQUEROR®

WRL FREEDOM ENHANCER®

WRL FREEDOM PREMIER®

WRL FREEDOM VARIABLE ANNUITY®

WRL FREEDOM WEALTH CREATOR®

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated September 25, 2006

to the respective

Prospectuses dated May 1, 2006 and June 1, 2006

Effective September 25, 2006, the following disclosure found in your prospectus under the section entitled “Market Timing and Disruptive Trading – ProFunds Subaccounts” will be changed to read as follows:

ProFunds Subaccounts. The restrictions above do not apply to ProFunds subaccounts. However, you may only transfer from ProFunds subaccounts into non-ProFunds subaccounts by sending us your written request, with original signature authorizing each transfer, through standard U.S. mail (no expedited transfers). Other transfers that involve ProFunds subaccounts may generally use expedited transfer privileges.